SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549





                                 FORM 8-K

                              CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): October 22, 2003



                        Federal Signal Corporation
          (Exact name of registrant as specified in its charter)


 Delaware                           0-693                      36-1063330

(State or other jurisdiction     (Commission File            (IRS Employer
  of incorporation)                 Number)                  Identification No.)


              1415 W. 22nd Street, Oak Brook, Illinois        60523
              (Address of principal executive offices)     (Zip Code)


                            (630) 954-2000
          (Registrant's telephone number, including area code)




Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          99.1  Earnings Release dated October 22, 2003.



Item 12. Results of Operations and Financial Condition


     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On October 22, 2003, Federal Signal Corporation issued an earnings release announcing its financial results for the third quarter ended September 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.



                                           SIGNATURE



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  FEDERAL SIGNAL CORPORATION



      Dated:  October 22, 2003                    By:  /s/ Joseph J. Ross

                                                   Joseph J. Ross
                                                   Chairman and
                                                   Chief Executive Officer






                                 EXHIBIT INDEX




     Exhibit No.    Description
     ----------     -------------------------------------------

        99.1        Earnings Release dated October 22, 2003